SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): January 24, 2002


                             AMERICAN SKIING COMPANY
             (Exact name of Registrant as specified in its charter)


  Delaware                      1-13507                    04-3373730
 (State or other               (Commission              (1.R.S. Employer
jurisdiction of                File Number)             Identification No.)
incorporation)


P.O. Box 450, Bethel, Maine                                       04217
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:          (207) 824-8100

Former name or former address, if changed since last report: Not Applicable




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Item 5. Other Events.

                  See Press Release attached as Exhibit 99.1 hereto.

Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits.

               10.1 Stock Purchase and Merger  Agreement  dated January 24, 2002 among American Skiing Company and Triple Peaks, LLC together with Exhibits thereto.

               99.1. Press Release issued by the Registrant on February 1, 2002.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      AMERICAN SKIING COMPANY



Date:    February 4, 2002              /s/ Foster A. Stewart, Jr.
                                   ---------------------------------------------
                                     Name:      Foster A. Stewart, Jr.
                                     Title:     General Counsel and
                                                Secretary

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                                  EXHIBIT INDEX


                  Exhibit
                    No.                              Description

                    10.1 Stock Purchase and Merger  Agreement  dated January 24,
                         2002 among American Skiing Company and Triple Peaks, LLC together with Exhibits thereto.

                    99.1.Press Release  issued by the  Registrant on February 1,
                         2002.


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